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                                                                   EXHIBIT 10.13


                                                CONFIDENTIAL TREATMENT REQUESTED

                                    AGREEMENT

This AGREEMENT is made on the 24th day of December 1998

BETWEEN

UNILEVER PLC, an English company having its principal place of business at Unilever House, Blackfriars, London EC4P 4BQ, England and UNILEVER NV, a Netherlands company having its principal place of business at Weena 455, 3013 AL Rotterdam, Netherlands (hereinafter collectively "Unilever"),

AND

ADEZA BIOMEDICAL Corporation, a Delaware, United States of America company, having its principal place of business at 1240 Elko Drive, Sunnyvale, California 94089 (hereinafter "Licensee").

1.    DEFINITIONS

1.1 "Patent Rights" shall mean the patents and patent applications listed in attached Exhibit 1, any pending or granted counterparts claiming priority thereof, or claiming the same priorities as the patents and patent applications listed in attached Exhibit 1 filed anywhere throughout the world, and any continuations, continuations in part, divisions, reissues or reexaminations of the foregoing.

1.2 "Territory" shall mean all those territories where there are subsisting Patent Rights.

1.3 "Licensed Product" shall mean any device for qualitative or quantitative detection of the analytes specified in Appendix 2a covered by or made in accordance with, or adapted for use within a claim of a patent or published patent application within the Patent Rights.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

1.4 "Products Under Option" shall mean any device for qualitative or quantitative detection of the analytes specified in Appendix 2b covered by or made in Appendix 2b covered by or made in accordance with, or adapted for use within a claim of a patent or published patent applications with the Patent Rights.

1.5 "Net Sales" shall mean the amount invoiced by the Licensee or an Affiliate upon arms-length sale to an independent third party of Licensed Product or Products Under Option less any customary trade, quantity or cash discounts and non-affiliated broker's or agent's commissions actually allowed and taken, amounts repaid or credited by reason of rebate, rejection, return, short-dating or outdating, and less any import, value added or excise taxes and customs duties levied and any other governmental charges made as to production, sale, transportation, delivery or use to the extent such charges are paid by the Licensee or Affiliate and are separately identified on invoices.

1.6   "Effective Date" shall mean the date first above written.

1.7 "Calendar Half-year" shall mean the respective six month periods ending on the last business days of June and December respectively.

1.8 "Affiliate" in relation to the Licensee shall mean any company of which Licensee owns or controls a majority of the ordinary share capital.

2.    LICENCE GRANT

2.1 Unilever hereby grants to the Licensee and the Licensee hereby accepts with effect from the Effective Date a non-exclusive royalty-bearing licence under the Patent Rights in the Territory to make, use and sell Licensed Products.

2.2 Unilever hereby grants to the Licensee and the Licensee hereby accepts with effect from the Effective Date a non-exclusive option to a royalty-bearing licence to make, use and sell Products Under Option. This option may be exercised on a

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      per analyte basis at any time within the two (2) year period subsequent to the Effective Date of the Agreement, whereupon it will cease on a per analyte basis.

2.3 It is hereby expressly agreed that no licence is granted under any other Unilever patent rights whatsoever and no licence is granted for any analyte other than those under Appendix 2a and Appendix 2b, should the licence option be exercised.

2.4 There will be no right to sub-licence without prior written consent of Unilever.

2.5 The licence to the Licensee shall not be assigned or otherwise transferred in whole or in part except to the purchaser of all the material business assets and goodwill of the Licensee with respect to all the Licensed Products, who shall have agreed with Unilever in writing prior to such assignment or transfer to accept all of the Licensee's obligations under this Agreement with respect to the Licensed Products, and any such licence so transferred may thereafter continue to be used by the purchaser only in connection with the Licensee's business assets which are so purchased.

3.    PAYMENTS

3.1 In consideration of the licence granted in clause 2.1 hereof, the Licensee will pay to Unilever an initial non-returnable sum of [***] and provided that [***] will be fully credited until exhausted against royalty payments due under clause 3.3 made on and subsequent to the Effective Date until 31st December 1999. No part of the fully creditable [***] will be credited against royalty payments due under clause 3.3 after 31st December 1999. In the event royalty payments due under clause 3.3 made on and subsequent to the Effective Date until 31st December 1999 do not amount to [***], the remaining part of the credit will be lost. The initial non-returnable sum of [***] will be paid by Licensee in [***] instalments of [***] by the following dates (the due dates):

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

            First instalment: within thirty (30) days from the Effective date Effective date
            Second Instalment: by 31 March 1999
            Third Instalment: by 30 June 1999
            Fourth Instalment: by 30 September 1999

3.2 In consideration of the licence option granted in clause 2.2 hereof, the Licensee will pay to Unilever a non-returnable sum of [***] per analyte upon exercise of the licence option, within thirty (30) days upon exercise of the licence option.

3.3 The licensee will pay to Unilever a royalty on Licensed Products and on Products Under Option at a rate of [***] of all Net Sales made by Licensee and Affiliates on and after the Effective Date.

3.4 Only one royalty shall be paid upon sale of any Licensed Product regardless of the number of claims or patents within the Patent rights that may be otherwise infringed by the Licensed Product or its use. In the event that a Patent Right is declared invalid in a country by a decision by a court of competent jurisdiction and final resort, or a decision by an inferior tribunal from which no appeal has or can be taken, Licensee's obligation to royalties with respect to this Patent Right in said country will terminate immediately.

4.    ACCOUNTING AND AUDIT

      4.1 Within [***] after the end of each Calendar Half-year for the remainder of the term of this Agreement, the Licensee shall furnish to Unilever at the address in clause 7.3 hereof, a written report certified as correct by the Licensee's chief executive officer or senior qualified accountant setting forth the number, name and type of all Licensed Product in each country of sale upon which the Licensee is obligated to pay royalties and the computation of the royalties payable with respect thereto, together with the remittance of the amount due. A report will be furnished to Unilever whether or not any sales have been made in that Calendar Half-year. Any payments of royalties which are sent more than [***] after the

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      end of the Calendar Half-year shall bear interest at [***] percent per annum from the date on which payment was due to the date on which payment is received by Unilever.

4.2 Fees and royalties shall be paid in Pounds sterling by cheque payable to Unilever PLC at the address in clause 7.3 hereof, or otherwise as Unilever shall direct. All currency translations from the currency of sale to Pounds sterling will be made based on the mid-rate of exchange published by the Financial Times (London Edition) on the last business day of the relevant Calendar Half-year for calculation of royalties due under clause 3.3.

4.3 All royalty payments provided for under this Agreement shall be made to Unilever in full, provided however that in any event and to the extent that any royalty or other sum payable hereunder is subject to [***], the Licensee has the right to [***]. All payments due under this Agreement are [***] where applicable.

4.4 The Licensee shall keep accurate records in sufficient detail to enable royalties payable hereunder to be determined, and shall permit such records to be inspected once per year with reasonable notice. In the event Unilever does not request an inspection of the records within three years following a royalty report the Licensee may dispose of the records. Any inspection of records shall be made during reasonable business hours by a certified accountant reasonably acceptable to the Licensee and appointed by Unilever at its expense for this purpose, but only to the extent necessary to verify the amount of royalties payable. The accountant shall be required to execute a non-disclosure agreement with Licensee, prior to such inspection, which will enable the accountant to report to Unilever the amount of royalty due and payable. Any amount of royalty found to be underpaid shall be promptly remitted to Unilever together with any interest at a rate of [***] per annum, and any amount or royalty found to be overpaid shall be deductible from subsequent royalty remittances, and if the amount of royalty found to be underpaid shall exceed [***] of the royalty payment for the respective period, the Licensee shall pay to Unilever the cost of the inspection of the records by the certified Accountant.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

5.    APPLICABLE LAW

5.1 This Agreement shall be deemed to have been made in and shall be construed in accordance with the laws of England for all matters (other than scope and validity of the Patent Rights which shall be construed and governed in accordance with laws of the jurisdiction in which the Patent Rights have been granted) and the parties submit to the jurisdiction of the English Courts.

6.    TERMINATION

6.1 The Licensee may terminate the licence granted in this Agreement at any time upon ninety (90) days written notice subject to payment of royalties in respect of sales of all Licensed Product and Product Under Option until termination.

6.2 Upon material default by either Party in the performance of any obligation to be performed by the other Party other than the payment under Clause 3.1, the other Party may give written notice specifying the thing or matter in default. Unless the default is cured within sixty (60) days following the giving of notice, the Party making notice may give further written notice to the other Party forthwith terminating the licence granted hereunder. If any payment under Clause 3.1 is not made by the date at which it is due (the due date), the licence granted maybe terminated by Unilever thirty (30) days after receipt of written notice by Licensee from Unilever.

6.3   Licensee shall be authorized to challenge any Patent right.

      6.3.1 In the event that Licensee challenges, directly or indirectly, any Patent Right outside the territory of the U.S.A., Unilever shall have the right to terminate the license under this Patent Right immediately in the country in which the Patent Right is challenged.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      6.3.2 In the event that Licensee challenges any Patent Right in the territory of the U.S.A., Licensee will still be obliged to continue paying the royalties due under this Patent Right until a decision by a court of competent jurisdiction and final resort, or a decision by an inferior tribunal from which no appeal has or can be taken, has been issued.

6.4 Unilever may terminate upon written notice the licence rights of Licensee forthwith if the Licensee shall be declared bankrupt or shall enter into liquidation or receivership or similar state.

6.5 Unilever may terminate the licence rights of the Licensee forthwith if the Licensee manufactures, uses or sells (or procures any third party so to do), any product which is covered by the Patent Rights in the country of such manufacture use or sale, other than a Licensed Product or Product Under Option on which royalty is paid pursuant to this Agreement.

6.6 Unilever can terminate the licence on a per analyte basis on thirty (30) days written notice if the Licensee makes no sales of the particular Licensed Product or if the royalties received by Unilever are less than;

      - [***] per analyte in the period starting from the Effective Date of the Agreement and ending on 31st December 1999

      - [***] within any period of 12 months starting 1st January 2000,

      - unless Licensee makes up the difference between royalties owed for that period and the minimum royalties due to Unilever for such period.

6.7   Unilever can terminate the licence on a per analyte basis on thirty days
      (30) written notice if the Licensee makes no sales or Product Under Option or if the royalties received by Unilever are less than [***] per analyte within any period of 12 months starting one year after exercise of the option for the particular Product Under Option, unless Licensee makes up the difference between royalties owed for that period and the minimum royalties due to Unilever for such period.

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

6.8 Termination pursuant to clauses 6.1 to 6.7 hereof shall not relieve either party of any obligations accrued prior to the termination.

6.9 Unless sooner terminated as provided above, the licence rights granted hereunder shall continue until expiration of the last to expire of the patents within the Patent Rights.

7.    GENERAL PROVISIONS

7.1 This Agreement supersedes all previous oral and written agreements between the parties and is the only and entire understanding existing between the parties with respect to the subject matter of this Agreement. Any amendment thereto shall be in writing and signed by the parties.

7.2 The provisions of this Agreement shall be deemed separable, and if any part of this Agreement is rendered void, invalid, or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of the Agreement unless the part or parts which are void, invalid or unenforceable shall substantially impair the value of the whole Agreement to either party.

7.3 All notices and reports shall be sent to the parties at the addresses shown below. Such notice or report shall be deemed received when sent addressed to the party at the address shown below by registered mail with correct postage affixed and by facsimile on the same date and confirmed by mail within 14 days. The addresses for notices and reports may be changed by timely written notice to the other party.

      For the Licensee:       Attention: Chief Executive Officer
                              Adeza Biomedical Corporation
                              1240 Elko Drive
                              Sunnyvale, California 94089
                              USA
                              FAX: 408 745 7074

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      For Unilever:           Attention: The Senior Agreements Advisor
                              UNILEVER PLC
                              Patent Department
                              Colworth House
                              Sharnbrook
                              Bedfordshire MK 44 1LQ
                              England
                              Fax: 01234 222 633

7.4 Unilever represents and warrants that they own directly or indirectly all right title and interest in and to the Patent Rights or are otherwise authorised to enter into this Agreement. Unilever expressly does not warrant the validity of any of the Patent Rights but is not aware of any ground for invalidity thereof. The Licensee will promptly inform Unilever of any apparent infringements of the Patent Rights which come to its notice, and the parties will on request discuss the action to be taken in that respect. It is Unilever's intention to use reasonable efforts to enforce the Patent Rights, but Unilever shall not be compelled to take Court action against third party infringers. Unilever will advise the Licensee every six months of the status of the Patent Rights.

7.5 Unilever expressly does not warrant that any Licensed Product or Product Under Option is free from infringement of any third party patent or other intellectual property rights. The Licensee accepts full responsibility for the manufacture use and sale of all Licensed Product and Product Under Option and Unilever shall not be liable to Licensee for the consequences of any such infringement of third party rights or other damages caused to any third party by such manufacture use or sale, and the Licensee shall hold harmless and indemnify Unilever from any and all judgements of any kind which arise from such manufacture, use and sale of Licensed Product and Product Under Option.

7.6 The Licensee shall not make any use of the Unilever name or any trademark of Unilever or of any company in the Unilever Group in connection with the

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

      manufacture use or sale of Licensed Product or Product Under Option or otherwise without the prior written consent of Unilever.

7.7 No licence is hereby granted to the Licensee by implication, estoppel or otherwise under any letters patent or application thereof other than under the Patent Rights.

7.8 Failure by either party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the validity of the Agreement or any part thereof or the right of that party to enforce any provision thereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate originals.

UNILEVER PLC                              ADEZA

BY /s/                                    BY: /s/


TITLE: Alain Eric Phillippe               TITLE: President
       (Authorised Signatory)

UNILEVER NV

BY(1): /s/

TITLE: Alain Eric Phillippe
       (Authorised Signatory)

BY(2): /s/

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

TITLE: J. P. Van Gent
       (authorised signatory)

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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                                                CONFIDENTIAL TREATMENT REQUESTED

APPENDIX 1

a) Granted rights

COUNTRY                                                                   NUMBER
--------------------------------------------------------------------------------
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
- designated states under the European patent are: -
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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APPENDIX 1 (cont.)

b) Pending Rights

[***]
[***]
[***]
[***]
[***]
[***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.
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APPENDIX 2

(a)   [***]

(b)   [***]
          [***]
          [***]

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.